Annual Report

December 31, 2001

T. Rowe Price
Mid-Cap Growth Portfolio

Dear Investor

Stocks staged a tremendous late-year rally but still finished 2001 in the red, marking the first time since 1973-74 that the major U.S. averages had each declined for two consecutive years. It was a year of war, recession, terror, and massive corporate failure. Peering into the abyss, America rediscovered its underlying strength and dynamism. By year-end it seemed possible that not just the Taliban regime but also the recession had passed into history.

  Growth stocks paced the fourth-quarter rebound while value stocks outperformed for the year. Mid-cap stocks fared better than large-caps for the second year in a row, as the broad-based Standard & Poor's MidCap 400 Index slipped just 0.60% while the large-cap-dominated S&P 500 Stock Index fell 11.89%. Aggressive growth stocks of all sizes posted steep losses, however, culminating in a heart-stopping third quarter plunge. The Nasdaq Composite Index finished the year down 21.05%, despite surging 37% from its low reached just 10 days after the September 11 terrorist attacks.

  Performance Comparison

  Periods Ended 12/31/01                           6 Months            12 Months
  ----------------------------------------------------

  Mid-Cap Growth Portfolio                           -0.22%               -0.92%

  S&P MidCap 400 Index                                -1.56                -0.60

  Russell Midcap Growth Index                         -8.26               -20.15

  Lipper Variable Annuity
  Underlying Mid-Cap Growth
  Funds Average                                      -11.67               -23.31

  The Mid-Cap Growth Portfolio fell 0.92% in 2001, not far behind the S&P MidCap 400 Index but well ahead of the Russell Midcap Growth Index and the Lipper Variable Annuity Underlying Mid-Cap Growth Funds Average, as shown in the table. In the topsy-turvy second half, the portfolio posted a slight loss but outperformed all three benchmarks. We are pleased with the portfolio's results in a difficult year for the markets. Our limited loss is testament not just to the focus on the relatively strong mid-cap segment but also to a stable investment approach that emphasizes discipline, diversification, and growth at a reasonable price. Though value outperformed growth by a substantial margin for the year and the S&P MidCap represents growth and value stocks, your fund delivered comparable performance despite its growth orientation. Our valuation and diversification disciplines helped us avoid the steep losses posted by the more aggressive Russell benchmark and the index of competing funds - though we had our share of tech and telecom losers.

MARKET ENVIRONMENT

  The strength of the market's rebound and the apparent resilience of the U.S. economy in the wake of September 11 were nothing short of remarkable. Consumer spending remained healthy, the Federal Reserve eased monetary policy aggressively, and investors chose to look resolutely forward to better times in 2002.

  After having slowed the pace of its rate cuts at midyear, the Fed came back with a vengeance following the terrorist attacks. On the morning of September 17, just before the equity markets reopened, the Fed cut the federal funds target rate by a half point, just one in an extraordinary series of moves throughout 2001. The federal funds rate ended the year at 1.75%, the lowest level since 1961.

  Fiscal policy was more of a mixed bag. Of course, spending had already received a boost from the federal government's response to the terrorist attacks, and President Bush's original tax cut took effect and will continue to grow incrementally year by year. However, improved economic data, the rebounding stock market, and military victory in Afghanistan combined to dissipate the bipartisan sense of urgency for additional fiscal stimulus.

  In addition to the return of partisan bickering, the economy and the markets withstood no shortage of other scary headlines, such as the astonishing collapse of Enron, political and economic turmoil in Argentina, and the possibility of war between India and Pakistan. The unemployment rate also continued to rise, and consumer debt levels remained fairly high. Nonetheless, signs grew that the economy had hit bottom and had even begun to recover. Economic indicators either improved outright or ceased deteriorating. Significantly lower energy prices were expected to put an additional $100 billion in consumer's pockets, and heavy mortgage refinancing added even more.

  Growth vs. Value

  Periods Ended 12/31/01                           6 Months            12 Months
  ----------------------------------------------------

  Russell Midcap Growth Index                        -8.26%              -20.15%

  Russell Midcap Value Index                          -0.91                 2.33

  Both growth and value stocks fell in the second half, though value continued to outperform by a wide margin for the year. Growth stocks led the late-year rebound, however, and generally perform better in the early stages of an economic recovery. Mid-cap valuations remain favorable compared with large-caps. According to market research firm The Leuthold Group, mid-caps are trading at 17 times 2002 earnings estimates compared with a forward price/earnings ratio of 21 for large-caps. Meanwhile, consensus earnings growth estimates for mid-caps over the next five years are higher than those for large-caps, at 17% versus 15%.

PORTFOLIO REVIEW

  The industrials and business services, health care, and consumer discretionary sectors were the fund's top contributors during the second half.

  Our top individual contributor, however, came from the technology sector. Affiliated Computer Services, a longtime holding, is an information technology outsourcer and systems integrator that continued to show strong profit growth. The federal government is expected to expand its technology outsourcing rapidly in the years ahead, and Affiliated is well positioned to benefit.

  Concord EFS, another longtime holding and our third-largest contributor in the half, is a leading electronic transaction processor that delivers strong profit growth and a high return on equity. Concord is profiting from the growing use of debit cards at retail outlets such as gas stations, supermarkets, and convenience stores. It has been a successful investment and the shares seemed fully priced, so we trimmed our holdings in the stock by year-end.

  Affiliated and Concord are examples of the service- oriented companies we have traditionally found attractive, and they were our top two contributors for 2001, as well. Both use technology to improve the productivity of their clients, but they are not manufacturers of technology gear and thus are not exposed to the business cycle (or the product cycle) in quite the same way.

  The fund's second largest contributor in the second half was Whole Foods Market, the world's biggest chain of natural foods supermarkets. Your fund has owned the stock for several years, but we began adding significantly to the position early this year on weakness. The company made some missteps in 2000, management was viewed skeptically on Wall Street, and the economy was slowing down. We found Whole Foods to be an attractively valued company with a good store concept, strong square footage growth, and better results than other food retailers.

  The technology sector was again our largest detractor in the second half, with particular weakness in Internet software and services. The telecommunications services and energy sectors were also detractors.

  Wireless communications service providers Western Wireless and Triton PCS Holdings were both among our top detractors in the second half. Western Wireless provides service in the mountain states of the western U.S., while Triton PCS is an AT&T Wireless affiliate. The industry posted disappointing subscriber growth in the period, and both holdings fell short of financial targets. We believe that the value of the roaming fees paid by national carriers to regional providers, especially Western Wireless, may be currently underappreciated.

  Peregrine Systems, a provider of business-to-business e-commerce software as well as infrastructure management software, was our second-largest detractor in the period. Economic weakness in Europe and North America and corporations' deferral of large software purchases crimped Peregrine's sales severely, and the stock plunged.

  Our largest detractor for the year was Exodus Communications, which we discussed in our last letter. We underestimated just how much overcapacity had been built in the Web-hosting industry and how quickly demand would evaporate. We anticipated - incorrectly - that enterprise spending by major corporations would replace much of the lost demand from dot-coms, of which we had long been skeptical. In the end, with too much competition, too much capacity, and too high expectations, even this once-promising infrastructure company ended up in the dot-com dustbin.

  Major purchases during the past six months included commercial and defense aerospace company Rockwell Collins (which was spun off from Rockwell International), coffee purveyor Starbucks, which we consider one of the best restaurant concepts in a generation, and Weight Watchers, a great franchise and an excellent business model.

  Top sales included specialty commercial lender Heller Financial, which was acquired by General Electric for a substantial premium (Heller was our fifth-largest contributor in the second half and fourth for the year); AmerisourceBergen, a very successful investment for us (and still a core holding) that was formed by the merger last year of longtime holding Amerisource Health and Bergen Brunswig, both drug distributors; and independent power producer Orion Power Holdings, which agreed to be acquired by Reliant Resources for a small premium.

  Sector Diversification
                                                    6/30/01             12/31/01
  ----------------------------------------------------

  Consumer Discretionary                                12%                  14%

  Consumer Staples                                        1                    2

  Energy                                                  5                    7

  Financials                                             12                   10

  Health Care                                            22                   22

  Industrials and
  Business Services                                      15                   20

  Information Technology                                 21                   17

  Materials                                               0                    0

  Telecommunication Services                              4                    2

  Utilities                                               1                    0

  Reserves                                                7                    6
  ----------------------------------------------------

  Total                                                100%                 100%

INVESTMENT STRATEGY AND OUTLOOK

  While the turn of the millennium would seem to be an artificial inflection point, it appears, in retrospect, to have marked the end of a truly extraordinary period in U.S. economic, political, and social history. This period had its roots in the late 1970s and early 1980s when then Federal Reserve Chairman Paul Volcker pushed short-term interest rates as high as 20%, causing a deep recession in 1980-81 but effectively ending the inflation menace. Two decades of generally falling interest rates followed. After an intense military buildup in the early and mid-1980s, the fall of the former Soviet Union delivered a "peace dividend," the role of government in U.S. society became more subdued, and a golden age of American capitalism ensued. The stock market delivered returns that were unprecedented in size and duration over the scope of American history. The last half of the 1990s was the crescendo of that era - a time of low inflation, soaring budget surpluses, an abiding faith in technology's ability to enhance our future, and five consecutive years of double-digit equity market returns.

  As we are able to put the 1990s into better perspective, it is becoming clearer where we have come from, but, as usual, it is not as easy to discern exactly where we are headed. We are in a period of transition that began well before the shocking events of September 11. The collapse of the Internet bubble, the grinding bear market, the recession, and the precipitous drop in corporate profits all preceded the terrorist attacks on the World Trade Center and the Pentagon. Beyond the short-term impact, the escalation of the terror threat does have longer-term economic implications. The need for increased security acts like a tax, and may be a drag on productivity. Globalization faces many new obstacles - some related to terrorism, some not - and may now be stalled, imperiling the freer flow of goods, capital, and labor across international borders. Government will likely play a larger role in the economy in the years ahead, reversing a two-decade trend.

  This is not to suggest that we are doomed to relive the 1970s (though the return of bell-bottoms does give pause), nor are we proclaiming "The Death of Equities," as a Business Week cover famously declared just before the greatest bull market of all time. Rather, this transitional period will likely be one of diminished expectations. The economy and the stock market will recover, but the shape of that recovery is unlikely to resemble recent experience (with the exception that disinflationary pressures are almost certain to persist).

  The Internet bubble was a once-in-a-generation mania, and the aftershocks of such events seldom subside in a year or two. As we have noted before, the most significant excess of the late 1990s was not the frothiness of dot-com share prices, per se, but a capital spending boom of unprecedented magnitude, partially financed by those share prices, and concentrated in technology and telecommunications equipment and infrastructure. While most recessions begin when the consumer pulls back and unsold inventories build to unsustainably high levels, this downturn was different. Last year's recession was almost entirely a contraction in business investment while the consumer continued to spend. Structural excesses of this kind take much longer to remedy than garden-variety inventory imbalances.

  That said, the way that consumers have held up their end of the bargain (so to speak) has been impressive. In our last letter, we observed that consumer spending would be the key to preventing a more serious downturn. The early signs have been encouraging, as consumers proved at year-end that they had the means and the desire to continue propping up the economy. Relatively high consumer debt remains a worry, as does the possibility that sales of big-ticket items such as cars may simply have been borrowed from the future in response to generous incentives. But if the recession has ended already, as some assert, then we must give the consumer credit.

  Technology stocks led the tremendous year-end rally that raised so many investors' hopes, but technology valuations are again very high, even assuming a strong economic rebound. History tells us that while the leaders of an old bull market sometimes lead the initial charge of a new bull market, they are soon displaced by a new and different breed. The Mid-Cap Growth Portfolio continues to emphasize steadily growing companies in sectors such as business services and health care. For aggressive growth opportunities, we are inclined to favor specialty pharmaceutical and biotechnology stocks over information technology shares. The life sciences industry is driven by U.S. demand and is less dependent on cross-border trade than the technology supply chain. These stocks should benefit in the years to come from increasing product approvals for exciting life-saving and life-extending new therapies. Unlike the early 1990s, when few emerging biotechnology companies were profitable, today many biotech companies generate healthy profits and even more are on the cusp of profitability. One might even draw an analogy between the biotechnology industry today and the technology industry 10 years ago.

  Though times change, there will always be opportunities in the dynamic U.S. business environment, and we are as convinced as ever that a focus on mid-size growth companies is an excellent way to find them. We believe that mid-cap stocks are poised to continue outperforming large-caps, as they have since mid-1999, because relative earnings growth rates and valuations remain favorable. In addition, mid-caps historically have a stronger earnings rebound coming out of recessions than large-caps. Our outlook for a gradual economic recovery and generally low interest rates and inflation also augurs well for true growth stocks.

  Respectfully submitted,


  Brian W.H. Berghuis
  President of the fund and chairman of its Investment Advisory Committee

  John F. Wakeman
  Executive vice president of the fund
  January 16, 2002

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlight
Twenty-Five Largest Holding
                                                    Percent of
                                                    Net Assets
                                                      12/31/01
------------------------------------------------

Affiliated Computer Services                              2.8%

Concord EFS                                                2.3

Waddell & Reed Financial                                   2.0

Wellpoint Health Networks                                  2.0

Omnicare                                                   1.8

Gilead Sciences                                            1.7

Robert Half                                                1.5

Whole Foods Market                                         1.4

Western Wireless                                           1.4

BJ Services                                                1.4

AmerisourceBergen                                          1.3

Lamar Advertising                                          1.3

Family Dollar Stores                                       1.3

Republic Services                                          1.2

Best Buy                                                   1.2

MedImmune                                                  1.2

Manpower                                                   1.2

Dollar Tree Stores                                         1.2

Apogent Technologies                                       1.1

Ocean Energy                                               1.1

Lattice Semiconductor                                      1.1

Laboratory Corporation of America                          1.1

Diamond Offshore Drilling                                  1.1

Cephalon                                                   1.1

O'Reilly Automotive                                        1.1
------------------------------------------------

Total                                                    35.9%

Note: Table excludes reserves.


Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 12/31/01

TEN BEST CONTRIBUTORS
------------------------------------------------

Affiliated Computer Services                         16(cents)

Whole Foods Market                                          10

Concord EFS                                                  9

Wellpoint Health Networks                                    7

Heller Financial**                                           7

Omnicare                                                     6

AmerisourceBergen                                            6

Best Buy                                                     5

Waters Corporation                                           5

BJ Services                                                  4
------------------------------------------------

Total                                                75(cents)

TEN WORST CONTRIBUTORS
------------------------------------------------

Western Wireless                                    -11(cents)

Peregrine Systems                                            9

HomeStore.com**                                              7

VeriSign                                                     7

Shire Pharmaceuticals                                        6

Devon Energy                                                 6

Mercury Interactive                                          6

Allegiance Telecom**                                         6

Franklin Resources                                           5

Triton PCS Holdings                                          5
------------------------------------------------

Total                                               -68(cents)
------------------------------------------------

12 Months Ended 12/31/01

TEN BEST CONTRIBUTORS
-----------------------------------------------

Affiliated Computer Services                         22(cents)

Concord EFS                                                 16

Gilead Sciences                                             12

Heller Financial**                                          12

Best Buy                                                    11

Whole Foods Market                                          10

KLA-Tencor                                                  10

AmerisourceBergen                                            9

Dollar Tree Stores*                                          8

Electronic Arts                                              8
------------------------------------------------

Total                                               118(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Exodus Communications**                             -19(cents)

Waters Corporation                                          16

Allegiance Telecom**                                        11

NetIQ                                                       11

Crown Castle International**                                11

Devon Energy                                                10

McLeodUSA**                                                 10

Internet Security Systems                                    9

Mercury Interactive                                          8

Western Wireless                                             8
------------------------------------------------

Total                                              -113(cents)
------------------------------------------------

*  Position added
** Position eliminated

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Mid-Cap Growth Portfolio

                                                       Lipper Variable Annuity
                             S&P MidCap                     Underlying Mid-Cap                        Mid-Cap
                                  Index                   Growth Funds Average               Growth Portfolio

  12/31/1996                     10,000                                 10,000                         10,000
  12/31/1997                     13,225                                 11,679                         11,880
  12/31/1998                     15,753                                 13,190                         14,503
  12/31/1999                     18,071                                 20,223                         17,945
  12/31/2000                     21,236                                 18,683                         19,275
  12/31/2001                     21,108                                 14,893                         19,097

  As of 12/31/02

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Growth Portfolio

Periods Ended 12/31/01

                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
----------------------------------------------------------------

-0.92%         9.61%              13.81%                13.81%          12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

                          For a share outstanding throughout each period
                          --------------------------------------------------

                                         Year                                                      12/31/96
                                        Ended                                                       Through
                                     12/31/01        12/31/00        12/31/99       12/31/98       12/31/97

NET ASSET VALUE
Beginning of period                   $ 18.43         $ 17.46         $ 14.27        $ 11.88        $ 10.00

Investment activities
  Net investment income
  (loss)                               (0.05)               -               -         (0.01)              -

  Net realized and
  unrealized gain (loss)               (0.12)            1.29            3.37           2.61           1.88

  Total from investment
  activities                           (0.17)            1.29            3.37           2.60           1.88

Distributions
  Net realized gain                         -          (0.32)          (0.18)         (0.21)              -

NET ASSET VALUE
End of period                         $ 18.26         $ 18.43         $ 17.46        $ 14.27        $ 11.88
                          --------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)                 (0.92)%           7.41%          23.73%         22.08%         18.80%

Ratio of total expenses
to average net assets                   0.85%           0.85%           0.85%          0.85%          0.85%

Ratio of net investment
income (loss)
to average net assets                 (0.29)%         (0.01)%           0.01%        (0.11)%              -

Portfolio turnover rate                 41.8%           46.3%           48.1%          47.8%          40.3%

Net assets, end of period
(in thousands)                      $ 350,094       $ 311,604       $ 127,228       $ 29,911       $ 15,272

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2001
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
COMMON STOCKS 94.1%
CONSUMER DISCRETIONARY 13.7%
Hotels, Restaurants & Leisure 1.6%
Outback Steakhouse *                                           89,000                  $ 3,048

Starbucks *                                                   130,000                    2,477

                                                                                         5,525

Household Durables 0.3%
Garmin *                                                       47,000                      998

                                                                                           998

Media 4.8%
Catalina Marketing *                                           54,000                    1,874

Charter Communications
  (Class A) *                                                 198,000                    3,254

Cox Radio (Class A) *                                          93,000                    2,370

Entercom Communications *                                      21,000                    1,050

Lamar Advertising
  (Class A) *                                                 104,000                    4,398

Rogers Communications
  (Class B) *                                                 136,000                    2,285

TMP Worldwide *                                                37,600                    1,613

                                                                                        16,844

Multiline Retail 3.2%
BJ's Wholesale Club *                                          61,000                    2,690

Dollar Tree Stores *                                          133,000                    4,112

Family Dollar Stores                                          146,000                    4,377

                                                                                        11,179

Specialty Retail 3.3%
Best Buy *                                                     57,000                    4,245

O'Reilly Automotive *                                         104,000                    3,807

TJX                                                            84,000                    3,348

                                                                                        11,400

Textiles & Apparel 0.5%
Coach *                                                        48,200                    1,879

                                                                                         1,879

Total Consumer Discretionary                                                            47,825

CONSUMER STAPLES 1.8%
Food & Drug Retailing 1.8%
Sysco                                                          52,000                    1,364

Whole Foods Market *                                          114,000                    4,974

Total Consumer Staples                                                                   6,338

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
ENERGY 7.1%
Energy Equipment & Services 4.0%
BJ Services *                                                 148,000                  $ 4,803

Cooper Cameron *                                               46,000                    1,857

Diamond Offshore Drilling                                     130,000                    3,952

Smith *                                                        62,000                    3,324

                                                                                        13,936

Oil & Gas 3.1%
Devon Energy                                                   86,000                    3,324

EOG Resources                                                  94,000                    3,676

Ocean Energy                                                  208,500                    4,003

                                                                                        11,003

Total Energy                                                                            24,939

FINANCIALS 10.1%
Banks 0.2%
Silicon Valley Bancshares *                                    26,000                      695

                                                                                           695

Diversified Financials 4.5%
Capital One Financial                                          25,000                    1,349

Federated Investors (Class B)                                  80,000                    2,550

Franklin Resources                                             94,000                    3,315

Legg Mason                                                     28,000                    1,400

Waddell & Reed Financial
  (Class A)                                                   220,000                    7,084

                                                                                        15,698

Insurance 5.4%
ACE                                                            61,000                    2,449

Allmerica Financial                                            62,000                    2,762

Nationwide Financial Services
  (Class A)                                                    13,000                      539

PMI                                                            31,000                    2,077

Principal Financial *                                          64,000                    1,536

Progressive                                                    25,000                    3,733

Protective Life                                                72,000                    2,083

Radian                                                         86,000                    3,694

                                                                                        18,873

Total Financials                                                                        35,266

HEALTH CARE 22.5%
Biotechnology 6.8%
Abgenix *                                                      23,000                      774

Alkermes *                                                     78,000                    2,057

T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2001
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Cephalon *                                                     52,000                  $ 3,931

Gilead Sciences *                                              90,000                    5,915

Human Genome Sciences *                                        36,500                    1,231

IDEC Pharmaceuticals *                                         38,000                    2,619

MedImmune *                                                    89,000                    4,123

Protein Design Labs *                                          10,000                      329

Sepracor *                                                     34,000                    1,940

Vertex Pharmaceuticals *                                       39,000                      956

                                                                                        23,875

Health Care Equipment & Supplies 2.6%
Apogent Technologies *                                        156,000                    4,025

Invitrogen *                                                   36,000                    2,230

Waters Corporation *                                           78,000                    3,022

                                                                                         9,277

Health Care Providers & Services 9.4%
AmerisourceBergen                                              70,000                    4,448

Anthem *                                                       73,000                    3,614

Davita *                                                      104,000                    2,543

Health Management
  (Class A) *                                                 130,000                    2,392

Laboratory Corporation of
  America *                                                    49,000                    3,962

Lincare *                                                      83,000                    2,378

Omnicare                                                      254,000                    6,320

WebMD *                                                        26,000                      183

Wellpoint Health Networks *                                    59,000                    6,894

                                                                                        32,734

Pharmaceuticals 3.7%
Allergan                                                       38,000                    2,852

Biovail *                                                      35,000                    1,969

King Pharmaceuticals *                                         78,000                    3,286

Shire Pharmaceuticals ADR *                                    65,000                    2,379

Teva Pharmaceutical ADR                                        42,000                    2,590

                                                                                        13,076

Total Health Care                                                                       78,962

INDUSTRIALS & BUSINESS SERVICES 19.7%
Aerospace & Defense 1.8%
L-3 Communications *                                           31,500                    2,835

Rockwell Collins                                              172,600                    3,366

                                                                                         6,201

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Air Freight & Couriers 0.8%
C.H. Robinson Worldwide                                        26,000                    $ 753

Expeditors International of
  Washington                                                   34,000                    1,936

                                                                                         2,689

Commercial Services & Supplies 14.4%
Apollo (Class A) *                                             21,000                      945

BISYS *                                                        47,000                    3,008

Ceridian *                                                    130,000                    2,438

Certegy *                                                     104,000                    3,559

Choicepoint *                                                  60,000                    3,041

Concord EFS *                                                 250,000                    8,196

Convergys *                                                    91,000                    3,412

FIserv *                                                       39,000                    1,651

Iron Mountain *                                                69,000                    3,022

Manpower                                                      122,000                    4,113

Republic Services (Class A) *                                 217,000                    4,333

Robert Half *                                                 201,000                    5,367

Sabre (Class A) *                                              78,000                    3,303

Viad                                                           77,000                    1,823

Weight Watchers *                                              62,000                    2,097

                                                                                        50,308

Industrial Conglomerates 0.4%
Teleflex                                                       34,000                    1,608

                                                                                         1,608

Machinery 2.0%
Danaher                                                        57,000                    3,438

ITT Industries                                                 70,000                    3,535

                                                                                         6,973

Trading Companies & Distributors 0.3%
MSC Industrial Direct (Class A) *                              61,000                    1,205

                                                                                         1,205

Total Industrials & Business Services                                                   68,984

INFORMATION TECHNOLOGY 16.9%
Communications Equipment 0.2%
Brocade Communications Systems *                               26,000                      861

                                                                                           861

Computers & Peripherals 0.3%
Lexmark (Class A) *                                            18,000                    1,062

                                                                                         1,062

T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2001
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
Electronic Equipment & Instruments 2.7%
Celestica *                                                    57,000                  $ 2,302

Jabil Circuit *                                               104,000                    2,363

Molex (Class A)                                                52,000                    1,405

Sanmina *                                                     130,000                    2,587

Symbol Technologies                                            41,000                      651

                                                                                         9,308

Internet Software & Services 1.4%
Internet Security Systems *                                    41,000                    1,315

RealNetworks *                                                 78,000                      464

VeriSign *                                                     78,000                    2,969

                                                                                         4,748

IT Consulting & Services 4.3%
Affiliated Computer Services
  (Class A) *                                                  91,500                    9,711

KPMG Consulting *                                             205,000                    3,408

SunGard Data Systems *                                         67,000                    1,938

                                                                                        15,057

Semiconductor Equipment & Products 4.4%
Analog Devices *                                               35,000                    1,554

Cabot Microelectronics *                                       10,000                      792

Intersil (Class A) *                                           52,000                    1,683

KLA-Tencor *                                                   49,000                    2,428

Lattice Semiconductor *                                       193,000                    3,969

Maxim Integrated Products *                                    65,000                    3,413

Novellus Systems *                                             41,000                    1,619

                                                                                        15,458

Software 3.6%
Adobe Systems                                                  52,000                    1,615

Electronic Arts *                                              60,000                    3,597

Informatica *                                                  61,000                      885

Intuit *                                                       38,000                    1,627

Lawson Software *                                              15,800                      249

Mercury Interactive *                                          60,000                    2,039

NetIQ *                                                         1,600                       57

Peregrine Systems *                                           131,000                    1,942

Siebel Systems *                                               26,000                      728

                                                                                        12,739

Total Information Technology                                                            59,233

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
TELECOMMUNICATION SERVICES 2.2%
Wireless Telecommunication Services 2.2%
Triton PCS Holdings (Class A) *                                88,000                  $ 2,583

Western Wireless (Class A) *                                  176,000                    4,973

Total Telecommunication Services                                                         7,556

Total Miscellaneous Common Stocks 0.1%                                                     296

Total Common Stocks (Cost $269,759)                                                    329,399

Short-Term Investments 5.8%
Money Market Fund 5.8%
T. Rowe Price Government
  Reserve Investment
  Fund, 1.81% #                                            20,287,087                   20,287

Total Short-Term Investments
(Cost $20,287)                                                                          20,287

Total Investments in Securities
99.9% of Net Assets (Cost $290,046)                                                  $ 349,686

Other Assets Less Liabilities                                                              408

NET ASSETS                                                                           $ 350,094

Net Assets Consist of:
Undistributed net realized gain (loss)                                              $ (29,522)

Net unrealized gain (loss)                                                              59,640

Paid-in-capital applicable to
19,173,184 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                                 319,976

NET ASSETS                                                                           $ 350,094

NET ASSET VALUE PER SHARE                                                              $ 18.26

# Seven-day yield
* Non-income producing
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
                                                                 Year
                                                                Ended
                                                             12/31/01
Investment Income (Loss)
Income

  Interest                                                      $ 882

  Dividend                                                        832

  Securities lending                                               49

  Total income                                                  1,763

Expenses
  Investment management and
  administrative                                                2,684

Net investment income (loss)                                    (921)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                       (27,039)

Change in net unrealized gain (loss)                           26,374

Net realized and unrealized gain (loss)                         (665)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                      $ (1,586)
                                                            ---------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
                                                                 Year
                                                                Ended
                                                             12/31/01                 12/31/00

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ (921)                   $ (33)
  Net realized gain (loss)                                   (27,039)                      635
  Change in net unrealized gain (loss)                         26,374                   12,070

  Increase (decrease) in net assets
  from operations                                             (1,586)                   12,672

Distributions to shareholders
  Net realized gain                                                 -                  (5,251)

Capital share transactions *
  Shares sold                                                 110,284                  193,454
  Distributions reinvested                                          -                    5,247
  Shares redeemed                                            (70,208)                 (21,746)

  Increase (decrease) in net
  assets from capital
  share transactions                                           40,076                  176,955

Net Assets
Increase (decrease) during period                              38,490                  184,376
Beginning of period                                           311,604                  127,228

End of period                                               $ 350,094                $ 311,604
                                                            ---------                ---------
*Share information
  Shares sold                                                   6,460                   10,511
  Distributions reinvested                                          -                      288
  Shares redeemed                                             (4,197)                  (1,177)

  Increase (decrease) in
  shares outstanding                                            2,263                    9,622

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contacts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities.

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $164,678,000 and $123,787,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

T. Rowe Price Mid-Cap Growth Portfolio

  There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001 were as follows:

  Unrealized appreciation                                           $ 76,793,000

  Unrealized depreciation                                           (23,639,000)

  Net unrealized appreciation
    (depreciation)                                                    53,154,000

  Capital loss carryforwards                                        (23,036,000)

  Distributable earnings                                              30,118,000

  Paid-in capital                                                    319,976,000

  Net assets                                                       $ 350,094,000
                                                                   -------------

  Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $6,485,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund had $23,036,000 of capital loss carryforwards that expire in 2009.

  For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

  Undistributed net investment income                                  $ 921,000
  Paid-in capital                                                      (921,000)

  At December 31, 2001, the cost of investments for federal income tax purposes was $296,531,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $233,000 was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $882,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

     To The Board of Directors and Shareholders of The T. Rowe Price Mid-Cap Growth Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 18, 2002

T. Rowe Price Mid-Cap Growth Portfolio

ANNUAL MEETING RESULTS

  The T. Rowe Price Mid-Cap Growth Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

  The results of voting were as follows (by number of shares):

  M. David Testa                                              F. Pierce Linaweaver
  Affirmative:                      55,803,532.057            Affirmative:                     55,772,705.044
  Withhold:                          1,339,603.458            Withhold:                         1,370,430.471
  Total:                            57,143,135.515            Total:                           57,143,135.515

  John H. Laporte                                             Hanne M. Merriman
  Affirmative:                      55,810,541.169            Affirmative:                     55,778,160.590
  Withhold:                          1,332,594.346            Withhold:                         1,364,974.925
  Total:                            57,143,135.515            Total:                           57,143,135.515

  Calvin W. Burnett                                           John G. Schreiber
  Affirmative:                      55,659,905.332            Affirmative:                     55,792,076.709
  Withhold:                          1,483,230.183            Withhold:                         1,351,058.806
  Total:                            57,143,135.515            Total:                           57,143,135.515

  Anthony W. Deering                                          Hubert D. Vos
  Affirmative:                      55,788,993.176            Affirmative:                     55,692,022.493
  Withhold:                          1,354,142.339            Withhold:                         1,451,113.022
  Total:                            57,143,135.515            Total:                           57,143,135.515

  Donald W. Dick, Jr.                                         Paul M. Wythes
  Affirmative:                      55,817,878.128            Affirmative:                     55,702,534.019
  Withhold:                          1,325,257.387            Withhold:                         1,440,601.496
  Total:                            57,143,135.515            Total:                           57,143,135.515

  David K. Fagin                                              James S. Riepe
  Affirmative:                      55,794,498.135            Affirmative:                     55,791,955.722
  Withhold:                          1,348,637.380            Withhold:                         1,351,179.793
  Total:                            57,143,135.515            Total:                           57,143,135.515

T. Rowe Price Mid-Cap Growth Portfolio

Independent Directors

                                                                                                Number of
                                                                                                Portfolios in
                                                Term of Office*                                 Fund Complex
Name, Address, and            Position(s)Held   and Length of           Principal Occupation(s) Overseen by   Other Directorships of
Date of Birth                 With Fund         Time Served             During Past 5 Years     Director       Public Companies Held

Calvin W. Burnett,            Director         Elected in 2001          President, Coppin State         97      Provident Bank of
Ph.D.                                          College                                                          Maryland
100 East Pratt Street
3/16/32

Anthony W. Deering            Director         Elected in 2001          Director, Chairman of the       97       The Rouse Company
100 East Pratt Street                                                   Board, President, and
1/28/45                                                                 Chief Executive Officer,
                                                                        The Rouse Company, real
                                                                        estate developers

Donald W. Dick, Jr.           Director         Elected in 1996          Principal, EuroCapital          97            Not Applicable
100 East Pratt Street                                                   Advisors, LLC, an
1/27/43                                                                 acquisition and
                                                                        management advisory firm

David K. Fagin                Director         Elected in 1996          Director, Dayton Mining         97     Dayton Mining
100 East Pratt Street                                                   Corporation (6/98 to                   Corporation, Golden
4/9/38                                                                  present), Golden Star                  Star Resources Ltd.,
                                                                        Resources Ltd., and Canyon             and Canyon Resources,
                                                                        Resources, Corp. (5/00 to              Corp.
                                                                        present); Chairman and
                                                                        President, Nye Corporation

F. Pierce Linaweaver          Director         Elected in 2001          President, F. Pierce            97       Not Applicable
100 East Pratt Street                                                   Linaweaver & Associates,
8/22/34                                                                 Inc., consulting
                                                                        environmental and civil
                                                                        engineers

Hanne M. Merriman             Director         Elected in 1996          Retail Business                 97    Ann Taylor Stores
100 East Pratt Street                                                   Consultant                            Corporation, Ameren
11/16/41                                                                                                      Corp., Finlay
                                                                                                              Enterprises, Inc., The
                                                                                                              Rouse Company, and US
                                                                                                              Airways Group, Inc.

John G. Schreiber             Director         Elected in 2001          Owner/President,         97           AMLI Residential
100 East Pratt Street                                                   Centaur Capital Partners,             Properties Trust, Host
10/21/46                                                                Inc., a real estate                   Marriott Corporation,
                                                                        investment company;                   and The Rouse
                                                                        Senior Advisor and                    Company, real estate
                                                                        Partner, Blackstone Real              developers
                                                                        Estate Advisors, L.P.

Hubert D. Vos                 Director        Elected in 1996           Owner/President,         97             Not Applicable
100 East Pratt Street                                                   Stonington Capital
8/2/33                                                                  Corporation, a private
                                                                        investment company

Paul M. Wythes                Director        Elected in 1996           Founding Partner of      97       Teltone Corporation
100 East Pratt Street                                                   Sutter Hill Ventures,
6/23/33                                                                 a venture capital
                                                                        limited partnership,
                                                                        providing equity capital
                                                                        to young high-technology
                                                                        companies throughout the
                                                                        United States

T. Rowe Price Mid-Cap Growth Portfolio

Inside Directors

                                                                                                Number of
                                                                                                Portfolios in
                                                Term of Office*                                 Fund Complex
Name, Address, and            Position(s)Held   and Length of           Principal Occupation(s) Overseen by   Other Directorships of
Date of Birth                 With Fund         Time Served             During Past 5 Years     Director       Public Companies Held

John H. Laporte               Director         Elected in 1996          Managing Director,       15             Not Applicable
100 East Pratt Street                                                   T. Rowe Price;
7/26/45                                                                 Managing Director and
                                                                        Director, T. Rowe Price
                                                                        Group, Inc.

James S. Riepe                Director         Elected in 1996          Vice Chairman of the     82             Not Applicable
100 East Pratt Street                                                   Board, Director and
6/25/43                                                                 Managing Director, T.
                                                                        Rowe Price Group, Inc.;
                                                                        Director and Managing
                                                                        Director, T. Rowe Price;
                                                                        Chairman of the Board
                                                                        and Director, T. Rowe
                                                                        Price Investment Services,
                                                                        Inc., T. Rowe Price
                                                                        Retirement Plan Services,
                                                                        Inc., and T. Rowe Price
                                                                        Services, Inc.; Chairman
                                                                        of the Board, Director,
                                                                        President, and Trust Officer,
                                                                        T. Rowe Price Trust Company;
                                                                        Director, T. Rowe Price
                                                                        International, Inc.

M. David Testa                Director         Elected in 1996          Vice Chairman of the     97             Not Applicable
100 East Pratt Street                                                   Board, Chief Investment
4/22/44                                                                 Officer, Director, and
                                                                        Managing Director, T.
                                                                        Rowe Price Group, Inc.;
                                                                        Chief Investment Officer,
                                                                        Director, and Managing
                                                                        Director, T. Rowe Price;
                                                                        Vice President and Director,
                                                                        T. Rowe Price Trust Company;
                                                                        Director, T. Rowe Price
                                                                        International, Inc.

* Each director serves until election of a successor.

This report is authorized for distributiononly to those who have received a copyof the portfolio's prospectus.

T.RowePrice
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor.

TRP657 (2/02)
K15-068 12/31/01